Exhibit 21
CENTURYLINK, INC.
SUBSIDIARIES OF THE REGISTRANT
AS OF DECEMBER 31, 2013

Subsidiary	State of incorporation or formation
Actel, LLC	Delaware
Bloomingdale Telephone Company, Inc. (20%)	Michigan
Century Cellunet International, Inc.	Louisiana
Cellunet of India Limited	Mauritius
Century Interactive Fax, Inc.	Louisiana
Century Telephone of West Virginia, Inc.	West Virginia
CenturyLink—Clarke M. Williams Foundation	Colorado
CenturyTel Acquisition LLC	Louisiana
CenturyTel of Adamsville, Inc.	Tennessee
CenturyTel of Arkansas, Inc.	Arkansas
CenturyTel Broadband Services, LLC	Louisiana
CenturyTel TeleVideo, Inc.	Wisconsin
CenturyTel/Teleview of Wisconsin, Inc.	Wisconsin
Qwest Broadband Services, Inc.	Delaware
CenturyTel Broadband Wireless, LLC	Louisiana
CenturyTel of Central Indiana, Inc.	Indiana
CenturyTel of Central Louisiana, LLC	Louisiana
CenturyTel of Chatham, LLC	Louisiana
CenturyTel of Chester, Inc.	Iowa
CenturyTel of Claiborne, Inc.	Tennessee
CenturyTel of East Louisiana, LLC	Louisiana
CenturyTel of Evangeline, LLC	Louisiana
CenturyTel Fiber Company II, LLC	Louisiana
CenturyTel Holdings, Inc.	Louisiana
Century Marketing Solutions, LLC	Louisiana
CenturyTel Arkansas Holdings, Inc.	Arkansas
CenturyTel of Central Arkansas, LLC	Louisiana
CenturyTel of Northwest Arkansas, LLC	Louisiana
CenturyTel Holdings Alabama, Inc.	Alabama
CenturyTel of Alabama, LLC	Louisiana
CenturyTel Holdings Missouri, Inc.	Missouri
CenturyTel of Missouri, LLC	Louisiana
CenturyTel Investments of Texas, Inc.	Delaware
CenturyTel of the Northwest, Inc.	Washington
Brown Equipment Corp.	Nevada
Carter Company, Inc.	Hawaii
Honomach PR, Inc.	Puerto Rico
Cascade Autovon Company	Washington
CenturyTel/Cable Layers, Inc.	Wisconsin

Subsidiary	State of incorporation or formation
CenturyTel of Central Wisconsin, LLC	Delaware
CenturyTel of Colorado, Inc.	Colorado
CenturyTel of Eagle, Inc.	Colorado
CenturyTel of Eastern Oregon, Inc.	Oregon
CenturyTel Entertainment, Inc.	Washington
CenturyTel of Fairwater-Brandon-Alto, LLC	Delaware
CenturyTel of Forestville, LLC	Delaware
CenturyTel of the Gem State, Inc. (97%)	Idaho
CenturyTel of Inter Island, Inc.	Washington
CenturyTel of Larsen-Readfield, LLC	Delaware
CenturyTel of the Midwest-Kendall, LLC	Delaware
CenturyTel of the Midwest-Wisconsin, LLC	Delaware
CenturyTel of Minnesota, Inc.	Minnesota
CenturyTel of Monroe County, LLC	Delaware
CenturyTel of Montana, Inc. (99%)	Oregon
CenturyTel of Northern Wisconsin, LLC	Delaware
CenturyTel of Northwest Wisconsin, LLC	Delaware
CenturyTel of Oregon, Inc.	Oregon
CenturyTel of Paradise, Inc.	Washington
CenturyTel of Cowiche, Inc.	Washington
CenturyTel of Postville, Inc.	Iowa
CenturyTel of Southern Wisconsin, LLC	Delaware
CenturyTel of the Southwest, Inc.	New Mexico
CenturyTel Telecom Service, Inc.	Washington
CenturyTel Telephone Utilities, Inc.	Washington
CenturyTel of Upper Michigan, Inc.	Michigan
CenturyTel of Washington, Inc.	Washington
CenturyTel/WORLDVOX, Inc.	Oregon
CenturyTel of Wyoming, Inc.	Wyoming
Eagle Valley Communications Corporation	Colorado
International Communications Holdings, Inc.	Delaware
Pacific Telecom, Inc. (Shell)	Oregon
PTI Communications of Ketchikan, Inc.	Alaska
PTI Communications of Minnesota, Inc.	Minnesota
PTI Transponders, Inc.	Oregon
Universal Manufacturing Corp.	Wisconsin
CenturyTel of Idaho, Inc.	Delaware
CenturyTel Interactive Company	Louisiana
CenturyTel Internet Holdings, Inc.	Louisiana
centurytel.com, LLC	Louisiana
CenturyTel Investments, LLC	Louisiana
CenturyTel Long Distance, LLC	Louisiana
CenturyTel of Michigan, Inc.	Michigan
CenturyTel Midwest—Michigan, Inc.	Michigan

Subsidiary	State of incorporation or formation
CenturyTel Mobile Communications, Inc.	Louisiana
CenturyTel of Mountain Home, Inc.	Arkansas
CenturyTel of North Louisiana, LLC	Louisiana
CenturyTel of North Mississippi, Inc.	Mississippi
CenturyTel of Northern Michigan, Inc.	Michigan
CenturyTel of Northwest Louisiana, Inc.	Louisiana
CenturyTel of Odon, Inc.	Indiana
CenturyTel of Ohio, Inc.	Ohio
CenturyTel of Ooltewah-Collegedale, Inc.	Tennessee
CenturyTel of Port Aransas, Inc.	Texas
CenturyTel of Redfield, Inc.	Arkansas
CenturyTel of Ringgold, LLC	Louisiana
CenturyTel SM Telecorp, Inc.	Texas
CenturyTel Telecommunications, Inc.	Texas
CenturyTel of San Marcos, Inc.	Texas
CenturyTel San Marcos Investments, LLC	Delaware
CenturyTel Security Systems, Inc.	Louisiana
CenturyTel Service Group, LLC	Louisiana
CenturyTel Solutions, LLC	Louisiana
CenturyTel of South Arkansas, Inc.	Arkansas
CenturyTel of Southeast Louisiana, LLC	Louisiana
CenturyTel of Southwest Louisiana, LLC	Louisiana
CenturyTel Supply Group, Inc.	Louisiana
CenturyTel/Tele-Max, Inc.	Texas
CenturyTel of Lake Dallas, Inc.	Texas
CenturyTel Web Solutions, LLC	Louisiana
CenturyTel of Wisconsin, LLC	Louisiana
Embarq Corporation	Delaware
Carolina Telephone and Telegraph Company LLC	North Carolina
NOCUTS, Inc.	Pennsylvania
SC One Company	Kansas
Centel Corporation	Kansas
Centel Capital Corporation	Delaware
Centel-Texas, Inc.	Texas
Central Telephone Company of Texas	Texas
EQ Central Texas Equipment LLC	Texas
Central Telephone Company	Delaware
Central Telephone Company of Virginia	Virginia
Embarq Florida, Inc.	Florida
The Winter Park Telephone Company	Florida
CenturyLink Public Communications, Inc.	Florida
EQ Equipment Leasing, Inc.	Delaware
CenturyLink Sales Solutions, Inc.	Delaware
Embarq, Inc.	Kansas

Subsidiary	State of incorporation or formation
Embarq Capital Corporation	Delaware
SC Seven Company	Kansas
Embarq Communications, Inc.	Delaware
Embarq Communications of Virginia, Inc.	Virginia
CenturyLink Intellectual Property LLC	Delaware
Embarq Directory Trademark Company, LLC	Delaware
Embarq Interactive Holdings LLC	Delaware
Embarq Interactive Markets LLC	Delaware
Embarq Management Company	Delaware
EQ Management Equipment LP	Nevada
Embarq Mid-Atlantic Management Services Company	North Carolina
Embarq Minnesota, Inc.	Minnesota
Embarq Missouri, Inc.	Missouri
SC Eight Company	Kansas
Embarq Network Company LLC	Delaware
United Telephone Company of the Carolinas LLC	South Carolina
SC Two Company	Kansas
United Telephone Company of Eastern Kansas	Delaware
United Telephone Company of Florida	Florida
Vista-United Telecommunications (49%)	Florida
United Telephone Company of Indiana, Inc.	Indiana
SC Four Company	Kansas
United Telephone Company of Kansas	Kansas
Embarq Midwest Management Services Company	Kansas
United Teleservices, Inc.	Kansas
United Telephone Company of New Jersey, Inc.	New Jersey
United Telephone Company of the Northwest	Oregon
United Telephone Company of Ohio	Ohio
SC Five Company	Kansas
United Telephone Company of Pennsylvania LLC, The	Pennsylvania
SC Six Company	Kansas
Valley Network Partnership (40% aggregate)	Virginia
United Telephone Company of Southcentral Kansas	Arkansas
United Telephone Company of Texas, Inc.	Texas
EQ United Texas Equipment LLC	Texas
United Telephone Company of the West	Delaware
United Telephone Southeast LLC	Virginia
SC Three Company	Kansas
Hillsboro Telephone Company, Inc. (20%)	Wisconsin
Lafayette MSA Limited Partnership (49%)	Delaware
Madison River Communications Corp.	Delaware
Gallatin River Holdings L.L.C.	Delaware
Gallatin River Communications L.L.C.	Delaware
Madison River Communications, LLC	Delaware

Subsidiary	State of incorporation or formation
Gulf Communications, LLC	Delaware
Savannah River Communications, LLC	Delaware
Madison River Finance Corp.	Delaware
Madison River Holdings LLC	Delaware
Madison River LTD Funding LLC	Delaware
Coastal Communications, Inc.	Delaware
Coastal Utilities, Inc.	Georgia
Coastal Long Distance Services LLC	Georgia
Gulf Coast Services, Inc.	Alabama
Gulf Long Distance LLC	Alabama
Gulf Telephone Company	Alabama
Madison River Management LLC	Delaware
Mebtel, Inc.	North Carolina
Pacific Telecom Cellular of Alaska RSA #1, Inc.	Alaska
Qwest Communications International, Inc.	Delaware
EUnet International Limited	United Kingdom
EUnet International B.V.	Netherlands
Qwest B.V.	Netherlands
KPNQwest N.V. (44.34%)	Netherlands
Qwest Capital Funding, Inc.	Colorado
Qwest Europe LLC	Delaware
Qwest Services Corporation	Colorado
CenturyLink Investment Management Company	Colorado
Qwest Communications Company, LLC	Delaware
Qwest Communications Corporation of Virginia	Virginia
Qwest International Services Corporation	Delaware
Qwest N Limited Partnership (98.5%)	Delaware
Qwest Transoceanic, Inc.	Delaware
Qwest Communications International Ltd.	United Kingdom
Qwest Holdings, BV	Netherlands
Qwest France SAS	France
Qwest Germany GmbH	Germany
Qwest Netherlands BV	Netherlands
Qwest Peru S.R.L.	Peru
Qwest Telecommunications Asia, Limited	Hong Kong
Qwest Australia Pty Limited	Australia
Qwest Communications Japan Corporation	Japan
Qwest Communications Korea, Limited	Korea
Qwest Hong Kong Telecommunications, Limited	Hong Kong
Qwest Singapore Pte Ltd.	Singapore
Qwest Taiwan Telecommunications, Limited	Taiwan
Qwest Corporation	Colorado
1200 Landmark Center Condominium Association, Inc.	Nebraska
Block 142 Parking Garage Association	Colorado

Subsidiary	State of incorporation or formation
Qwest Database Services, Inc.	Colorado
SMS/800, Inc. (33.3%)	District of Columbia
Qwest India Holdings, LLC	Delaware
CenturyLink Technologies India Private Limited	India
The El Paso County Telephone Company	Colorado
MoveARoo, LLC (33.3%)	Delaware
Qwest Dex Holdings, Inc.	Delaware
Qwest Government Services, Inc.	Colorado
Qwest LD Corp.	Delaware
Qwest Wireless, L.L.C.	Delaware
SAVVIS, Inc.	Delaware
AppFog, Inc.	Delaware
SAVVIS Argentina S.A.	Argentina
SAVVIS Asia Holdings Singapore Pte.	Singapore
Digital Savvis HK JV	British VI
Digital Savvis HK Holding 1 Limited	British VI
Digital Savvis Investment Management HK Limited	Hong Kong
Digital Savvis Management Subsidiary Limited	Hong Kong
SAVVIS Australia Pty. Ltd.	Australia
SAVVIS Canada, Inc.	Delaware
SAVVIS Communications Canada, Inc.	Canada
SAVVIS Communications Chile, S.A.	Chile
SAVVIS Communications Corporation	Missouri
SAVVIS Federal Systems, Inc.	Delaware
SAVVIS Communications International, Inc.	Delaware
SAVVIS Communications Private Limited	India
SAVVIS Korea Limited	Korea
SAVVIS Communications K.K.	Japan
SAVVIS do Brasil Ltda.	Brazil
SAVVIS Telecommunicacões Ltda.	Brazil
SAVVIS do Brasil Participacoes Ltda.	Brazil
SAVVIS Comunicacoes Ltda.	Brazil
SAVVIS Europe B.V.	Netherlands
SAVVIS Europe BV Sucursal en España	Spain
SAVVIS Europe B.V., The Netherlands, filial Sweden	Sweden
SAVVIS France S.A.S.	France
SAVVIS Germany GmbH	Germany
SAVVIS Hong Kong Ltd.	Hong Kong
SAVVIS Hungary Telecommunications KFT	Hungary
SAVVIS Italia S.r.l.	Italy
SAVVIS Malaysia Sd. Ltd.	Malaysia
SAVVIS Mexico, S.A. de C.V.	Mexico
SAVVIS New Zealand Limited	New Zealand
SAVVIS Philippines, Inc.	Philippines

Subsidiary	State of incorporation or formation
SAVVIS Poland Sp Zo.o.	Poland
SAVVIS Singapore Company Pte. Ltd.	Singapore
SAVVIS Switzerland A.G.	Switzerland
SAVVIS Taiwan Limited	Taiwan
SAVVIS (Thailand) Limited	Thailand
SAVVIS U.K. Limited	United Kingdom
SkyComm Technologies Corporation (50.0%)	Delaware
Spectra Communications Group, LLC	Delaware
TelUSA Holdings, LLC (89%)	Delaware
Telephone USA of Wisconsin, LLC	Delaware
Western Re, Inc.	Vermont